UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21208

Oppenheimer Dividend Opportunity Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: April 30

Date of reporting period: 1/31/2019

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS January 31, 2019 Unaudited

	Shares	Value
Common Stocks—93.6%
Consumer Discretionary—7.2%
Auto Components—0.5%
Valeo SA	37,470	$1,174,334
Automobiles—2.9%
General Motors Co.	166,650	6,502,683
Subaru Corp.	33,300	780,573

		7,283,256
Entertainment—0.6%
Nintendo Co. Ltd.	5,600	1,643,393
Hotels, Restaurants & Leisure—0.6%
McDonald’s Corp.	9,150	1,635,837
Household Durables—0.5%
Newell Brands, Inc.	59,000	1,251,390
Multiline Retail—1.8%
Target Corp.	60,610	4,424,530
Specialty Retail—0.3%
Lowe’s Cos., Inc.	8,630	829,861
Consumer Staples—8.3%
Beverages—3.4%
Coca-Cola Co. (The)	111,240	5,353,981
Coca-Cola European Partners plc	67,190	3,196,900

		8,550,881
Food & Staples Retailing—1.7%
Walmart, Inc.	45,100	4,321,933
Household Products—1.0%
Procter & Gamble Co. (The)	26,650	2,570,926
Tobacco—2.2%
Philip Morris International, Inc.	72,010	5,524,607
Energy—13.9%
Oil, Gas & Consumable Fuels—13.9%
Anadarko Petroleum Corp.	85,790	4,060,441
BP plc, Sponsored ADR	188,066	7,733,274
Chevron Corp.	43,928	5,036,345
Enbridge, Inc.	77,817	2,849,658
Marathon Petroleum Corp.	20,000	1,325,200
Royal Dutch Shell plc, Cl. A, Sponsored ADR	74,412	4,593,453

	Shares	Value
Oil, Gas & Consumable Fuels (Continued)
Ship Finance International Ltd.	234,270	$2,848,723
Suncor Energy, Inc.	204,440	6,607,501

		35,054,595
Financials—20.0%
Capital Markets—2.4%
Apollo Global Management LLC, Cl. A1	38,573	1,129,417
Ares Management Corp., Cl. A	125,749	2,623,124
Charles Schwab Corp. (The)	18,250	853,553
Moelis & Co., Cl. A	34,830	1,523,813

		6,129,907
Commercial Banks—9.8%
Banco Comercial Portugues SA, Cl. R2	4,612,651	1,273,534
BB&T Corp.	73,770	3,599,976
Citigroup, Inc.	110,470	7,120,896
Intesa Sanpaolo SpA	454,111	1,037,695
JPMorgan Chase & Co.	38,790	4,014,765
KeyCorp	113,630	1,871,486
M&T Bank Corp.	15,380	2,530,625
Zions Bancorp NA	67,130	3,194,717

		24,643,694
Consumer Finance—1.0%
Navient Corp.	221,536	2,525,510
Insurance—2.1%
Prudential Financial, Inc.	57,500	5,298,050
Real Estate Investment Trusts (REITs)—4.7%
Crown Castle International Corp.	15,310	1,792,189
Equity Residential	59,730	4,334,009
Park Hotels & Resorts, Inc.	77,590	2,333,131
Prologis, Inc.	30,870	2,134,969
Uniti Group, Inc.	68,795	1,369,708

		11,964,006
Health Care—13.2%
Biotechnology—1.0%
Gilead Sciences, Inc.	36,050	2,523,861

1       OPPENHEIMER DIVIDEND OPPORTUNITY FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Health Care Providers & Services—2.7%
UnitedHealth Group, Inc.	25,310	$6,838,762
Pharmaceuticals—9.5%
AstraZeneca plc, Sponsored ADR	147,240	5,386,039
Merck & Co., Inc.	92,160	6,859,469
Novartis AG, Sponsored ADR	37,670	3,296,878
Pfizer, Inc.	199,460	8,467,077

		24,009,463
Industrials—7.9%
Aerospace & Defense—1.8%
Lockheed Martin Corp.	15,780	4,571,308
Airlines—0.7%
International Consolidated Airlines Group SA	209,590	1,772,283
Electrical Equipment—1.5%
ABB Ltd.	81,707	1,561,306
Eaton Corp. plc	28,060	2,139,575

		3,700,881
Industrial Conglomerates—0.9%
Siemens AG	19,984	2,191,017
Machinery—1.2%
Caterpillar, Inc.	23,200	3,089,312
Trading Companies & Distributors—1.8%
ITOCHU Corp.	251,600	4,602,478
Information Technology—9.3%
Communications Equipment—3.4%
Cisco Systems, Inc.	156,340	7,393,319
Nokia OYJ, Sponsored ADR	206,924	1,313,967

		8,707,286
Electronic Equipment, Instruments, &
Components—0.9%
Corning, Inc.	66,700	2,218,442
IT Services—1.2%
International Business Machines Corp.	12,150	1,633,203
Mastercard, Inc., Cl. A	6,800	1,435,684

		3,068,887

	Shares	Value
Semiconductors & Semiconductor
Equipment—1.2%
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	13,630	$512,761
Texas Instruments, Inc.	24,000	2,416,320

		2,929,081
Software—2.4%
Microsoft Corp.	58,300	6,088,269
Technology Hardware, Storage &
Peripherals—0.2%
Western Digital Corp.	9,000	404,910
Materials—3.8%
Chemicals—0.8%
Nissan Chemical Corp.	39,582	2,101,408
Containers & Packaging—0.6%
International Paper Co.	31,410	1,489,776
Metals & Mining—2.4%
Alumina Ltd.	1,655,088	2,924,075
Anglo American plc	93,260	2,379,942
BHP Group Ltd., Sponsored ADR	14,450	739,695

		6,043,712
Telecommunication Services—5.4%
Diversified Telecommunication Services—5.4%
AT&T, Inc.	292,910	8,804,875
BT Group plc, Cl. A	421,070	1,284,224
Nippon Telegraph & Telephone Corp.	36,900	1,583,780
Verizon Communications, Inc.	35,000	1,927,100

		13,599,979
Utilities—4.6%
Electric Utilities—4.6%
Avangrid, Inc.	32,600	1,625,762
Duke Energy Corp.	16,540	1,451,881
Edison International	17,990	1,024,890
Entergy Corp.	28,670	2,557,077
Iberdrola SA3	210,114	1,732,820
Iberdrola SA2,3	4,669	38,505

2       OPPENHEIMER DIVIDEND OPPORTUNITY FUND

	Shares	Value
Electric Utilities (Continued)
NextEra Energy, Inc.	17,177	$3,074,340

		11,505,275

Total Common Stocks (Cost $214,522,807)		236,283,100
Preferred Stock—0.5%
Belden, Inc., 6.75% Cv. (Cost $1,745,720)	17,000	1,245,590
Structured Securities—0.3%
Credit Suisse AG (London), WeatherFord International plc Equity Linked Nts., 3/18/19-3/19/19 (Cost $2,630,608)	1,098,545	734,016

	Shares	Value
Investment Company—5.7%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 2.35%[4,5] (Cost $14,483,432)	14,483,432	$14,483,432
Total Investments, at Value (Cost $233,382,567)	100.1%	252,746,138
Net Other Assets (Liabilities)	(0.1)	(139,679)

Net Assets	100.0%	$252,606,459

Footnotes to Statement of Investments

1. Security is a Master Limited Partnership.

2. Non-income producing security.

3. The Fund holds securities which have been issued by the same entity and that trade on separate exchanges.

4. Rate shown is the 7-day yield at period end.

5. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares April 30, 2018	Gross Additions	Gross Reductions	Shares January 31, 2019
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	5,592,483	68,265,634	59,374,685	14,483,432

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	$14,483,432	$144,771	$—	$—

3       OPPENHEIMER DIVIDEND OPPORTUNITY FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts as of January 31, 2019
Counter -party	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
CITNA-B	04/2019	USD	5,185	GBP	3,950	$—	$17,458
JPM	02/2019	USD	3,884	EUR	3,385	3,613	—
JPM	04/2019	USD	10,358	JPY	1,118,000	38,100	—

Total Unrealized Appreciation and Depreciation						$41,713	$17,458

Glossary:
Counterparty Abbreviations
CITNA-B	Citibank NA
JPM	JPMorgan Chase Bank NA

Currency abbreviations indicate amounts reporting in currencies
EUR	Euro
GBP	British Pound Sterling
JPY	Japanese Yen

4       OPPENHEIMER DIVIDEND OPPORTUNITY FUND

NOTES TO STATEMENT OF INVESTMENTS January 31, 2019 Unaudited

1. Organization

Oppenheimer Dividend Opportunity Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of Oppenheimer Funds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange” or “NYSE”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales

5       OPPENHEIMER DIVIDEND OPPORTUNITY FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include market information relevant to the underlying reference asset such as the price of financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates, or the occurrence of other specific events.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial

6       OPPENHEIMER DIVIDEND OPPORTUNITY FUND

3. Securities Valuation (Continued)

accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$16,287,694	$1,954,907	$—	$18,242,601
Consumer Staples	20,968,347	—	—	20,968,347
Energy	35,054,595	—	—	35,054,595
Financials	48,249,938	2,311,229	—	50,561,167
Health Care	33,372,086	—	—	33,372,086
Industrials	9,800,195	10,127,084	—	19,927,279
Information Technology	23,416,875	—	—	23,416,875
Materials	2,229,471	7,405,425	—	9,634,896
Telecommunication Services	10,731,975	2,868,004	—	13,599,979
Utilities	9,733,950	1,771,325	—	11,505,275
Preferred Stock	1,245,590	—	—	1,245,590
Structured Securities	—	734,016	—	734,016
Investment Company	14,483,432	—	—	14,483,432

Total Investments, at Value	225,574,148	27,171,990	—	252,746,138
Other Financial Instruments:
Forward currency exchange contracts	—	41,713	—	41,713

Total Assets	$225,574,148	$27,213,703	$—	$252,787,851

Liabilities Table
Other Financial Instruments:
Forward currency exchange contracts	$—	$(17,458)	$—	$(17,458)

Total Liabilities	$—	$(17,458)	$—	$(17,458)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in

7       OPPENHEIMER DIVIDEND OPPORTUNITY FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 1*	Transfers out of Level 2*
Assets Table
Investments, at Value:
Common Stocks
Consumer
Discretionary	$2,404,145	$(2,404,145)

Total Assets	$2,404,145	$(2,404,145)

*Transfers from Level 2 to Level 1 are a result of the availability of quoted prices from an active market which were not available and have become available.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the

Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an

8       OPPENHEIMER DIVIDEND OPPORTUNITY FUND

4. Investments and Risks (Continued)

equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

9       OPPENHEIMER DIVIDEND OPPORTUNITY FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by

10       OPPENHEIMER DIVIDEND OPPORTUNITY FUND

6. Use of Derivatives (Continued)

the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund may enter into forward foreign currency exchange contracts in order to decrease exposure to foreign exchange rate risk associated with either specific transactions or portfolio instruments or to increase exposure to foreign exchange rate risk.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $897,825 and $30,290,327, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically

11       OPPENHEIMER DIVIDEND OPPORTUNITY FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly

12       OPPENHEIMER DIVIDEND OPPORTUNITY FUND

6. Use of Derivatives (Continued)

use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

7. Pending Acquisition

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of the Sub-Adviser and the Manager, announced that it has entered into an agreement whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser (the “Transaction”). In connection with the Transaction, on January 11, 2019, the Fund’s Board unanimously approved an Agreement and Plan of Reorganization (the “Agreement”), which provides for the transfer of the assets and liabilities of the Fund to a corresponding, newly formed fund (the “Acquiring Fund”) in the Invesco family of funds (the “Reorganization”) in exchange for shares of the corresponding Acquiring Fund of equal value to the value of the shares of the Fund as of the close of business on the closing date. Although the Acquiring Fund will be managed by Invesco Advisers, Inc., the Acquiring Fund will, as of the closing date, have the same investment objective and substantially similar principal investment strategies and risks as the Fund. After the Reorganization, Invesco Advisers, Inc. will be the investment adviser to the Acquiring Fund, and the Fund will be liquidated and dissolved under applicable law and terminate its registration under the Investment Company Act of 1940, as amended. The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes.

The Reorganization is subject to the approval of shareholders of the Fund. Shareholders of

13       OPPENHEIMER DIVIDEND OPPORTUNITY FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

7. Pending Acquisition (Continued)

record of the Fund on January 14, 2019 will be entitled to vote on the Reorganization and will receive a combined prospectus and proxy statement describing the Reorganization, the shareholder meeting, and a discussion of the factors the Fund’s Board considered in approving the Agreement. The combined prospectus and proxy statement is expected to be distributed to shareholders of record on or about February 28, 2019. The anticipated date of the shareholder meeting is on or about April 12, 2019.

If shareholders approve the Agreement and certain other closing conditions are satisfied or waived, the Reorganization is expected to close during the second quarter of 2019, or as soon as practicable thereafter. This is subject to change.

14       OPPENHEIMER DIVIDEND OPPORTUNITY FUND

Item 2. Controls and Procedures.

(a)

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 1/31/2019, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)

There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Dividend Opportunity Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/15/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/15/2019

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	3/15/2019